SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is June 15, 2022.

For Certain MFS® Funds:

Effective June 9, 2022, Class 529A, Class 529B, and Class 529C shares were terminated. In connection with the termination of Class 529A, Class 529B, and Class 529C shares, the Master 529 Administrative Services Agreement described under the sub-heading entitled "Program Manager(s) (with respect to 529 Share Classes only)" under the main heading entitled "Management of the Fund" was terminated effective May 20, 2022.

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